UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 10, 2008

Chindex International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-24624	13-3097642
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4340 East West Highway, Suite 1100, Bethesda, Maryland		20814
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(301) 215-7777

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On November 10, 2008 the registrant announced it's results of operations for the quarter ended September 30, 2008 in a press release, a copy of which is attached hereto as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.

In accordance with general instruction B.2 of Form 8-K, the information in this Report (including exhibits) that is being furnished pursuant to Items 2.02 and 7.01 of Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Report.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. 99.1 Press Release dated November 10, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chindex International, Inc.

November 10, 2008	By:	Cheryl Chartier

Name: Cheryl Chartier
Title: Corporate Controller

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated November 10, 2008.